UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
 Date of Report (Date of Earliest Event Reported): August 27, 2018 (August 22, 2018)

DMC GLOBAL INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-8328	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5405 Spine Road
Boulder, Colorado  80301
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 22, 2018, the Board of Directors of DMC Global Inc. (the “Company”) made certain amendments to the Company’s bylaws. In particular:

•
The advance notice provisions of the bylaws as amended (the “Amended and Restated Bylaws”) provide that a stockholder seeking to propose business or a director nominee for consideration at an annual stockholders’ meeting must provide notice to the Company by a date that is in most cases 90 days prior to the first anniversary of the prior year’s annual meeting. Under the Company’s prior bylaws (the “Prior Bylaws”) such a notice was required in most cases 60 days in advance of the first anniversary of the prior year’s annual meeting.

•
The Amended and Restated Bylaws require a stockholder proposing business or a director nominee at a stockholders’ meeting to provide the following disclosures, none of which was expressly required under the Prior Bylaws:

•	a proposing stockholder is required to disclose any derivative instruments and short positions it holds relating to the Company's securities;

•
a proposing stockholder is required to disclose, with respect to a proposed director candidate, any agreements or relationships between the stockholder and the candidate and any voting commitments the candidate has made; and

•	a proposed director candidate is required to provide any information reasonably requested by the Company to determine the candidate's independence and qualifications to serve on board committees.

•
The Amended and Restated Bylaws apply to director nominations made at a special meeting of stockholders if the board determines that director elections will be held at such a meeting; the Prior Bylaws did not include provisions addressing this situation.

•	The Amended and Restated Bylaws eliminate provisions limiting the Company’s obligation to provide advancement to officers in connection with legal proceedings in certain circumstances.

•	The Amended and Restated Bylaws reflect certain ministerial changes.

The foregoing discussion is qualified in its entirety by the complete text of the Amended and Restated Bylaws, which are included as Exhibit 3.2 hereto.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

3.2	Amended and Restated Bylaws of DMC Global Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC Global Inc.

Dated:	August 27, 2018	By:	/s/ Michael Kuta
Michael Kuta
Chief Financial Officer